SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:   March 29, 1999


                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)



      Delaware                    0-20199                         43-1420563
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(State or other               (Commission File No.)           (I.R.S. Employer
jurisdiction of                                                Identification
   corporation)                                                  No.)


14000 Riverport Drive, Maryland Heights, Missouri                 63043
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:       (314) 770-1666
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           (Former name or former address, if changed since last report)

Item 5.  Other Events

     On March 29, 1999, Express Scripts, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference.


     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) The following exhibit is filed as part of this report on Form 8-K:

     Exhibit 99.1 Press release, dated March 29, 1999, by Express Scripts, Inc.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     EXPRESS SCRIPTS, INC.



Date:    April 15, 1999              By:  /s/ Barrett A. Toan
                                          Barrett A. Toan
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX


  Exhibit No.     Description

      99.1        Press release, dated March 29, 1999, by Express Scripts, Inc.